UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported):  April 6, 2005

EARL SCHEIB, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-4822	95-1759002
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15206 Ventura Boulevard Suite 200

Sherman Oaks, California  91403

(Address of principal executive offices) (Zip Code)

(818) 981-9992

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01                                   Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 6, 2005, Earl Scheib, Inc. (the “Company”) received notice from the Securities and Exchange Commission (the “SEC”) that the SEC has issued an order (the “Order”) granting the Company’s application to withdraw its capital stock, par value $1.00 per share (the “Capital Stock”), from listing on The American Stock Exchange LLC (“AMEX”) and from registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), effective at the opening of business on April 7, 2005.  In accordance with the Order, the Capital Stock has ceased trading on the AMEX and AMEX has removed it from listing.

The complete text of the Order will be available in Release No. 51482 on the SEC’s website at www.sec.gov.  The Company submitted its application for delisting on February 24, 2005.  The SEC published notice of the application requesting comments from interested persons on March 15, 2005.  The SEC reports that no comments were received.

The Company has not applied for an alternate listing of the Capital Stock.  However, it anticipates that the Capital Stock will be quoted on the Pink Sheets®, a centralized electronic quotation service for over-the-counter securities, to the extent market makers demonstrate an interest in trading in the Capital Stock.  The National Association of Securities Dealers has assigned the trading symbol “ESBH” to the Capital Stock for use in trading on The Pink Sheets.  However, the Company can give no assurance that trading in its stock will continue in the Pink Sheets or in any other forum.

The Order relates only to the withdrawal of the Capital Stock from listing on the AMEX and from registration under Section 12(b) of the Exchange Act, and does not affect any obligation of Company to be registered under Section 12(g) of the Exchange Act.  However, because the Company has fewer than 300 holders of record, the Company has determined that it is not obligated to be registered under Section 12(g) of the Exchange Act.  The Company intends to file on April 7, 2005 a Certification and Notice of Termination of Registration Under Section 12(g) of the Exchange Act on Form 15 (“Form 15”).  When the Company files Form 15, its duty to file reports with the SEC under Sections 13 or 15(d) of the Exchange Act will be immediately suspended.

Statements in this report that are not historical in nature are “forward-looking statements” as defined under the Private Securities Litigation Reform Act of 1995. These statements may be identified by use of words such as “believe,” “expect,” “hope,” “intend,” “estimate,” “anticipate,” “plan,” “will,” “project” and similar expressions, and include statements about the Company’s intent to deregister the Capital Stock and the Company’s expectation that its stock will be traded on the Pink Sheets.  Forward-looking statements involve risks and uncertainties that could cause actual results or events to differ materially from the Company’s expectations.  Risks and uncertainties affecting the Forward Looking Statements in this report include the need to comply with SEC regulations in deregistering the Capital Stock, the fact that trading in the Pink Sheets depends on the actions of market makers and is not within the control of the Company, and the other factors set forth in the Company’s documents filed with the SEC.

Item 7.01                                   Regulation FD Disclosure.

On April 7, 23, 2005, the Company published a press release announcing the SEC’s granting the Company’s application to withdraw the Capital Stock from listing on the AMEX and registration under Section 12(b) of the Exchange Act, the Company’s intent to terminate registration under Section 12(g) of the Exchange Act and suspend the filing of current and periodic reports, and the assignment of a trading symbol for use on The Pink Sheets.  A copy of the press release is furnished as Exhibit 99 to this Current Report on Form 8-K.

Item 9.01                                   Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release dated April 7, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 7, 2005	EARL SCHEIB, INC.

/s/ Christian K. Bement
Christian K. Bement
President and Chief Executive Officer